Investor Presentation Fiscal Year Ended June 30, 2022 Exhibit 99.2

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, the effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers, and the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Forward Looking Statements & Non-GAAP Financial Measures

NASDAQ: KRNY Market Cap: $791.7 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 45 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of July 25, 2022 2 As of June 30, 2022 Source: S&P Global Market Intelligence & Company Filings Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview

Financial Highlights Source: Company Filings 1 Non-interest expense divided by the sum of net interest income and non-interest income. Balance Sheet 2022FY 2021FY ($ in billions) Total Assets $7.72 $7.28 Total Loans $5.42 $4.85 Total Deposits $5.86 $5.49 Profitability and Performance Ratios 2022FY 2021FY ($ in millions, except per share data) Net Income $67.5 $63.2 Earnings per share $0.95 $0.77 Net Interest Income $196.6 $188.2 Net Interest Margin 2.94% 2.80% Return on Average Assets 0.93% 0.86% Return on Average Equity 6.86% 5.79% Return on Average Tangible Equity 8.77% 7.22%

Equity & Capitalization Equity Capitalization Level Regulatory Capital Ratios1,2 Regulatory Capital Ratios based on June 30, 2022 results. S&P U.S. Small Cap Banks Index comprised of 280 constituents, based on March 31, 2022 results. Source: Company Filings Normalizing capital ratios which continue to provide ample opportunity for growth and capital management activities 19.28% 16.99% 16.04% 14.32% 11.58% 16.53% 14.19% 13.29% 11.72% 9.06% 2018FY 2019FY 2020FY 2021FY 2022FY Tangible Common Equity / Tangible Assets Equity / Assets 10.14% 9.37% 14.55% 11.86% 14.55% 11.90% 15.14% 14.37% Tier 1 Common Equity Tier 1 Risk-Based Total Risk-Based Leverage Tier 1 Capital Capital KRNY S&P US Small Cap Banks

Capital Management Cumulative Capital Returned to Stockholders1 Source: Company Filings 1 Since conclusion of second step conversion in May 2015. Repurchased 10.2 million shares during Fiscal 2022 at an average price of $12.67 per share $327 $36 $291 $502 $69 $433 $596 $94 $502 $743 $122 $621 $903 $152 $751 2018FY 2019FY 2020FY 2021FY 2022FY Repurchase of Common Stock Dividends Paid ($ millions)

Earnings Performance Net Income & Return on Assets1 Earnings per Share1 1 Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non-recurring income and expenses, including branch consolidation expenses and impairment charges. Refer to reconciliation of GAAP to non-GAAP at the end of this presentation. Source: S&P Global Market Intelligence & Company Filings Sustained growth trajectory in net income, earnings per share and return on assets Annual GAAP EPS for Fiscal 2022 represented a 23% increase from Fiscal 2021 $1.05 $0.98 $0.90 $0.95 $0.75 $0.81 $0.77 $0.60 $0.54 $0.55 $0.45 $0.47 $0.46 $0.30 $0.33 $0.24 $0.15 $0.00 2018FY 2019FY 2020FY 2021FY 2022FY Core EPS GAAP EPS ($ millions) $140 $120 $100 $80 $60 $40 $20 $0 $27.4 $19.6 $43.4 $42.1 $44.3 $45.0 $66.7 $63.2 $69.6 $67.5 1.05% 0.90% 0.75% 0.60% 0.45% 0.30% 0.15% 0.00% 0.52% 0.37% 0.65% 0.63% 0.66% 0.67% 0.91% 0.86% 0.96% 0.93% 2018FY 2019FY 2020FY 2021FY 2022FY Core Net Income Net Income Core ROAA ROAA ($ millions)

1 As of and for the quarter ended June 30, 2022 Source: S&P Global Market Intelligence & Company Filings Deposits Deposit Composition1 Deposit Growth ($ millions) Consolidated 25% of branches over a three-year period Core non-maturity deposits grew 10% from Fiscal 2021 13.2% 11.2% 19.0% 38.6% 18.0% QTD Cost of Deposits 0.28% ($ millions) $5,485 $5,862 $594 $654 $4,430 $4,074 $4,147 $419 $312 $309 $1,902 $2,266 $843 $1,264 $1,001 $791 $744 $1,111 $907 $1,053 $302 $189 $67 $479 $773 $1,828 $1,902 $1,773 $1,399 $1,116 2018FY 2019FY 2020FY 2021FY 2022FY Retail CDs Wholesale CDs Savings Interest bearing DDA Noninterest bearing DDA

Portfolio Lending Loan Composition1 Geographic Distribution2 1 As of and for the quarter ended June 30, 2022 2 As of June 30, 2022 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio with a focus on increasing the allocation of C&I and construction credits Loans receivable increased 11% from Fiscal 2021 3.2% 2.6% 18.8% 30.3% QTD Yield on Loans 3.77% 0.8% 44.3% Balance Loan to Loan Type ($ millions) Value (LTV) 1-4 Family $1,646 62% Multifamily $2,409 64% CRE $1,020 54% Construction $140 61% Home Equity $42 46% Total $5,257 61% Other Pennsylvania 3.2% 5.1% New York 36.0% New Jersey 55.7% 1-4 Family Home Equity Multifamily CRE Construction Consumer Commercial

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets 1 As of June 30, 2022; amounts shown in millions 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 ($ millions) 0.10% 0.08% 0.06% 0.04% 0.02% 0.00% 0.07% 0.03% 0.03% 0.02% 0.00% 2018FY 2019FY 2020FY 2021FY 2022FY $1.6 $8.5 $1.4 $0.3 NPL’s $26.7 $70.3MM $31.8 Multi-family Non-Residential Commercial Construction Residential Home Equity 1.50% 1.25% 1.10% 1.19% 1.00% 0.75% 0.55% 0.50% 0.31% 0.27% 0.25% 0.00% 2018FY 2019FY 2020FY 2021FY 2022FY ($ millions) 100 1.40% 1.19% 80 1.20% 0.87% 0.82% 1.00% 60 $58.2 0.68% 0.70% $47.1 0.80% 0.60% 40 $37.3 $30.9 $33.3 0.40% 20 0.20% 0 0.00% 2018FY 2019FY 2020FY 2021FY 2022FY ACL Balance ACL to Total Loans Receivable

M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past two decades Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focus on limiting tangible book value dilution and earn-back periods while generating strong EPS accretion and operating leverage

Technology Roadmap Omni-channel sales and service model Traditional in-branch products available online and via mobile channels Adoption of Glia, a next-generation digital client service solution Partnered with Q2 Holdings to provide best-in-breed digital and mobile banking front-end solutions Streamline the client experience, improve operating efficiency and expand our knowledge of how to best serve our clients Automation of residential mortgage application process, workflow and pricing model Leverage data analytics, machine learning and artificial intelligence to aid in client retention and further grow wallet share Bank-wide cloud migration to accommodate scalable and rapidly upgradable technology systems Partnerships with FinTech firms, such as ZSuite Technologies, who provide innovative products and services which provide unique value to our clients

Non-GAAP Reconciliation Appendix A: Reconciliation of GAAP to Non-GAAP For the year ended For the year ended For the year ended For the year ended For the year ended (Dollars in Thousands, June 30, June 30, June 30, June 30, June 30, Except Per Share Data) 2022 2021 2020 2019 2018 Adjusted net income: Net Income (GAAP) $67,547 $63,233 $44,965 $42,142 $19,596 Non-recurring transactions - net of tax: Early contract termination 568 - - - - Bargain purchase gain - (3,053) - - - Provision for credit losses on non-PCD loans – 3,563 - - - Merger-related expenses – 3,123 878 – 5,105 One-time impact of Tax Cuts and Jobs Act of 2017 - - - - 2,717 Branch consolidation expenses and impairment charges 1,341 1,377 749 1,216 – Net effect of sales and calls of securities 397 (804) - - - Net effect of wholesale restructuring transaction - - (55) - - Debt extinguishment expenses – 558 - - - Reversal of income tax valuation allowance – (535) (591) - - Net effect of sales of other assets (251) (731) - - - Tax benefit arising from the adoption of the CARES Act provisions - - (1,624) - - Adjusted net income $69,602 $66,731 $44,322 $43,358 $27,418 Adjusted earnings per share: Weighted average common shares – basic 70,911 82,387 82,409 91,054 82,587 Weighted average common shares – diluted 70,933 82,391 82,430 91,100 82,643 Earnings per share – basic (GAAP) $0.95 $0.77 $0.55 $0.46 $0.24 Earnings per share – diluted (GAAP) $0.95 $0.77 $0.55 $0.46 $0.24 Adjusted earnings per share – basic (non-GAAP) $0.98 $0.81 $0.54 $0.47 $0.33 Adjusted earnings per share – diluted (non-GAAP) $0.98 $0.81 $0.54 $0.47 $0.33 Adjusted return on average assets: Total average assets $7,282,370 $7,333,861 $6,689,245 $6,659,693 $5,266,968 Return on average assets (GAAP) 0.93% 0.86% 0.67% 0.63% 0.37% Adjusted return on average assets (non-GAAP) 0.96% 0.91% 0.66% 0.65% 0.52%